SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) - January 18, 2005

FIRST HORIZON NATIONAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

TENNESSEE	001-15185	62-0803242
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

165 MADISON AVENUE MEMPHIS, TENNESSEE	38103
(Address of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code - (901) 523-4444

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective January 18, 2005, the registrant granted 8,000 restricted shares to Simon F. Cooper upon his first-time election to the registrant's Board of Directors. The grant was made under authority of the registrant's 2003 Equity Compensation Plan. The grant continued a practice of the registrant when a person first is elected to the Board. The award vests in ten equal annual installments beginning on January 31, 2006; shares are Restricted (and may not be transferred) until vesting. If Mr. Cooper's directorship terminates for any reason other than death, disability (defined as total and permanent disability), retirement (defined as any termination not caused by death or disability after the attainment of age 65 or 10 years of service as a director of the registrant), or a change in control of the registrant (as defined in the Plan), all shares which at the time are Restricted Shares are to be forfeited by Mr. Cooper. The form of Restricted Stock Agreement currently used for grants of that nature is filed herewith as Exhibit 10(aa).

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
                 DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(d) Election of New Director

     (1) On January 18, 2005, the registrant's Board of Directors amended the registrant's bylaws. One effect of the amendment was to increase the number of directors to 12 (see Item 5.03 herein). On January 18, 2005, the Board of Directors elected Simon F. Cooper to fill the resulting vacancy.

     (2) There are no arrangements or understandings between Mr. Cooper and any other person concerning his selection to be elected to the Board of Directors of the registrant.

     (3) Mr. Cooper has not been appointed to any committee of the Board. No decision has yet been made by the Board concerning his possible future committee service.

Based on a review and application of the categorical independence standards adopted by the Board of Directors pursuant to requirements of the New York Stock Exchange (as disclosed in the registrant's proxy statement pertaining to the 2004 annual meeting of shareholders), the Board of Directors, upon the recommendation of the Nominating and Corporate Governance Committee, determined that Mr. Cooper is "independent."

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS;
                 CHANGE IN FISCAL YEAR

(a) Amendment to Bylaws

      (1) On January 18, 2005, the registrant's Board of Directors adopted resolutions that amended Article THREE, Section 3.2, of the registrant's bylaws. The amendment was effective immediately. The resolutions are filed herewith as Exhibit 3(ii)(a).

      (2) The resolutions temporarily increase the size of the registrant's Board of Directors from 11 to 12 members. The resolutions provide that the number of directors automatically will revert to 11 on April 19, 2005, at the time of the registrant's 2005 annual meeting of the shareholders. The resolutions were adopted in anticipation of the expected retirement from the Board of Directors of George E. Cates. Mr. Cates' term expires at the 2005 annual meeting and at that time he will be age 65 or older; in accordance with the registrant's retirement policy, he cannot be nominated for re-election.

ITEM 9.01. Financial Statements and Exhibits

(c) Exhibits

The following exhibits are filed pursuant to Item 601(b) of Regulation S-K.

Exhibit #	Description
3(ii)(a)	Resolutions of the Board of Directors amending the Bylaws of the Corporation.
10(aa)	Form of Restricted Stock Agreement for Non-Employee Director used under the 2003 Equity Compensation Plan.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON NATIONAL CORPORATION

Date: January 20, 2005
By: /s/   MARLIN L. MOSBY, III Name: Marlin L. Mosby, III Title: Executive Vice President and Chief Financial Officer

Exhibit Index

The following exhibits are filed pursuant to Item 601(b) of Regulation S-K.

Exhibit #	Description
3(ii)(a)	Resolutions of the Board of Directors amending the Bylaws of the Corporation.
10(aa)	Form of Restricted Stock Agreement for Non-Employee Director used under the 2003 Equity Compensation Plan.